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                                                                    EXHIBIT 10.5

                                NATCO GROUP INC.

                         2000 EMPLOYEE STOCK OPTION PLAN


                                   I. PURPOSE

         The purpose of the NATCO GROUP INC. 2000 EMPLOYEE STOCK OPTION PLAN (the "Plan") is to provide a means through which NATCO GROUP INC., a Delaware corporation (the "Company"), and its subsidiaries may attract able persons to enter the employ of the Company and its Affiliates and to provide a means whereby those individuals can acquire and maintain stock ownership, thereby strengthening their concern for the welfare of the Company. A further purpose of the Plan is to provide such individuals with additional incentive and reward opportunities designed to enhance the profitable growth of the Company and its Affiliates. Accordingly, the Plan provides for stock options to employees on the terms and conditions described herein.


                                 II. DEFINITIONS

The following definitions shall be applicable throughout the Plan unless specifically modified by any paragraph:

(a) "AFFILIATE" means any entity that, directly or through one or more intermediaries, is controlled by the Company or controls the Company as determined by the Committee.

(b) "BOARD" means the Board of Directors of the Company.

(c) "CODE" means the Internal Revenue Code of 1986, as amended. Reference in the Plan to any section of the Code shall be deemed to include any amendments or successor provisions to such section and any regulations under such section.

(d) "COMMITTEE" means a committee of the Board that is selected by the Board as provided in Paragraph IV(a).

(e) "COMMON STOCK" means the common stock, par value $0.01 per share, of the Company.

(f) "COMPANY" means NATCO Group Inc., a Delaware corporation, or any successor thereto.

(g) "CORPORATE CHANGE" means one of the following events: (i) the merger, consolidation, or other reorganization of the Company in which the outstanding Common Stock is converted into or exchanged for a different class of securities of the Company, a class of securities of any other issuer (except a direct or indirect wholly owned subsidiary of the Company), cash or other property; (ii) the sale, lease, or exchange of all or substantially all of the assets of the Company to any other corporation or entity (except a direct or indirect wholly owned subsidiary of the Company); (iii) the adoption by the stockholders of the Company of a plan of liquidation and dissolution; (iv) the acquisition (other than any acquisition pursuant to any other clause of this definition) by any person or entity, including without limitation a "group" as contemplated by
Section 13(d)(3) of the 1934 Act, of beneficial ownership, as contemplated by such Section, of more than fifty percent (based on voting power) of the Company's outstanding capital stock; or (v) as a result of or in connection with a contested election of directors, the persons who were directors of the Company before such election shall cease to constitute a majority of the Board.


(h) "EMPLOYEE" means any person in an employment relationship with the Company or any of its affiliates.

(i) "FAIR MARKET VALUE" means, as of any specified date, the average of the high and low sales prices of the Common Stock reported on the stock exchange composite tape on that date or, if no prices are reported on that date, on the last preceding date on which such prices of the Common Stock are so reported or, if the Common Stock is not then listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the





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average of the high bid and low asked prices in the over-the-counter market, as reported by the National Association of Securities Dealers, Inc. Automated Quotations Systems or such other system then in use, or, if on any such date, the Common Stock is not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Common Stock selected by the Committee. In the event Common Stock is not publicly traded at the time a determination of its value is required to be made hereunder, the determination of its fair market value shall be made by the Committee in such manner as it deems appropriate. Notwithstanding the foregoing, the Fair Market Value of a share of Common Stock on the date of an initial public offering of Common Stock shall be the offering price under such initial public offering.

(j) "INCENTIVE STOCK OPTION" means an incentive stock option within the meaning of section 422 of the Code.

(k) "1934 ACT" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

(l) "OPTION" means a stock option granted under Paragraph VII of the Plan.

(m) "OPTION AGREEMENT" means a written agreement between the Company and a Optionee with respect to an Option.

(n) "OPTIONEE" means a person who has been granted an Option.

(o) "PLAN" means the NATCO Group Inc. 2000 Employee Stock Option Plan, as amended from time to time.

(p) "SENIOR EXECUTIVE" means any Senior Vice President, President or Chief Executive Officer of the Company.


                  III. EFFECTIVE DATE AND DURATION OF THE PLAN

     The Plan shall become effective upon the date of its adoption by the Board. Except with respect to Options then outstanding, if not sooner terminated under the provisions of Paragraph IX, the Plan shall terminate upon and no further Options shall be granted after the expiration of ten years from the date of its adoption by the Board.

                               IV. ADMINISTRATION

(a) COMPOSITION OF COMMITTEE. The Plan shall be administered by a committee of, and appointed by, the Board.

(b) POWERS. Subject to the express provisions of the Plan, the Committee shall have authority, in its discretion, to determine which Employees shall receive an Option, the time or times when such Option shall be made, whether an Option shall be granted, and the number of shares to be subject to each Option. In making such determinations, the Committee shall take into account the nature of the services rendered by the respective Employees, their present and potential contribution to the Company's or its Affiliates' success, and such other factors as the Committee in its discretion shall deem relevant.

(c) ADDITIONAL POWERS. The Committee shall have such additional powers as are delegated to it by the other provisions of the Plan. Subject to the express provisions of the Plan, this shall include the power to construe the Plan and the respective agreements executed hereunder, to prescribe rules and regulations relating to the Plan, and to determine the terms, restrictions and provisions of the agreement relating to each Option, and to make all other determinations necessary or advisable for administering the Plan. The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any agreement relating to an Option in the manner and to the extent it shall deem expedient to carry it into effect. The determinations of the Committee on the matters referred to in this Paragraph IV shall be conclusive.



                 V. GRANT OF AWARDS; SHARES SUBJECT TO THE PLAN

(a) STOCK GRANTS AND OPTION LIMITS. The Committee may from time to time grant Options to one or more Employees determined by it to be eligible for participation in the Plan in accordance with the provisions of Paragraph VI. Subject to adjustment in the same manner as provided in Paragraph VIII with respect to shares of Common Stock subject to Options then outstanding, the aggregate number of shares of Common Stock that may be







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issued under the Plan shall not exceed 300,000 shares; provided, however, that the Board may, in its sole discretion, amend the Plan to increase the aggregate number of shares of Common Stock that may be issued under the Plan. Shares shall be deemed to have been issued under the Plan only (i) to the extent actually issued and delivered pursuant to the exercise of an Option or (ii) to the extent an Option is settled in cash. To the extent that an Option lapses or the rights of its Optionee terminate, any shares of Common Stock subject to such Option shall again be available for the grant of an Option.

(b) STOCK OFFERED. The stock to be offered pursuant to the grant of an Option may, at the discretion of the Company, be authorized but unissued Common Stock or Common Stock previously issued and outstanding and reacquired by the Company.

                                 VI. ELIGIBILITY

     Options may be granted only to persons who, at the time of grant, are Employees other than Senior Executives or members of the Board. An Option may be granted on more than one occasion to the same person.


                               VII. STOCK OPTIONS

(a) OPTION PERIOD. The term of each Option shall be as specified by the Committee at the date of grant.

(b) LIMITATIONS ON EXERCISE OF OPTION. An Option shall be exercisable in whole or in such installments and at such times as determined by the Committee.

(c) NO INCENTIVE STOCK OPTIONS. No Options granted under the Plan shall be Incentive Stock Options.

(d) OPTION AGREEMENT. Each Option shall be evidenced by an Option Agreement in such form and containing such provisions not inconsistent with the provisions of the Plan as the Committee from time to time shall approve. Each Option Agreement shall specify the effect of termination of employment on the exercisability of the Option. An Option Agreement may provide for the payment of the option price, in whole or in part, (1) in cash or (2) by the delivery of a number of shares of Common Stock (plus cash if necessary) valued at their Fair Market Value. Moreover, an Option Agreement may provide for a "cashless exercise" of the Option pursuant to procedures established by the Committee (as the same may be amended from time to time). The terms and conditions of the respective Option Agreements need not be identical.

(e) OPTION VESTING. The period during which the right to exercise an Option in whole or in part vests in the Optionee shall be set by the Committee and the Committee may determine that an Option may not be exercised in whole or in part for a specified period after it is granted. At any time after grant of an Option, the Committee may, in its sole and absolute discretion and subject to whatever terms and conditions it selects, accelerate the period during which an Option vests.

(f) OPTION PRICE AND PAYMENT. The price at which a share of Common Stock may be purchased upon exercise of an Option shall be determined by the Committee. The Option or portion thereof may be exercised by delivery of an irrevocable notice of exercise to the Company in a manner specified by the Committee. The purchase price of the Option or portion thereof shall be paid in full in the manner prescribed by the Committee.

(g) SHAREHOLDER RIGHTS AND PRIVILEGES. The Optionee shall be entitled to all the privileges and rights of a stockholder only with respect to such shares of Common Stock as have been purchased under the Option and for which certificates of stock have been registered in the Optionee's name.

(h) OPTIONS AND RIGHTS IN SUBSTITUTION FOR STOCK OPTIONS GRANTED BY OTHER CORPORATIONS. Options may be granted under the Plan from time to time in substitution for stock options held by individuals employed by corporations who become Employees as a result of a merger or consolidation of the employing corporation with the Company or any subsidiary, or the acquisition by the Company or a subsidiary of the assets of the employing corporation, or the acquisition by the Company or a subsidiary of stock of the employing corporation with the result that such employing corporation becomes a subsidiary.

(i) OWNERSHIP AND TRANSFER RESTRICTIONS. The Committee, in its absolute discretion, may impose such restrictions on the ownership and transferability of the shares purchasable upon the exercise of an Option as it deems appropriate. Any such restriction shall be set forth in the respective Option Agreement and may be referred to on the certificates evidencing such shares.



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                    VIII. RECAPITALIZATION OR REORGANIZATION


(a) The existence of the Plan and the Options granted hereunder shall not affect in any way the right or power of the Board or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company, any issue of debt or equity securities ahead of or affecting Common Stock or the rights thereof, the dissolution or liquidation of the Company or any sale, lease, exchange or other disposition of all or any part of its assets or business or any other corporate act or proceeding.

(b) The shares with respect to which Options may be granted are shares of Common Stock as presently constituted, but if, and whenever, prior to the expiration of an Option theretofore granted, the Company shall effect a subdivision or consolidation of shares of Common Stock or the payment of a stock dividend on Common Stock without receipt of consideration by the Company, the number of shares of Common Stock with respect to which such Option may thereafter be exercised (i) in the event of an increase in the number of outstanding shares shall be proportionately increased, and the purchase price per share shall be proportionately reduced, and (ii) in the event of a reduction in the number of outstanding shares shall be proportionately reduced, and the purchase price per share shall be proportionately increased. Any fractional share resulting from such adjustment shall be rounded up to the next whole share.

(c) If the Company recapitalizes, reclassifies its capital stock, or otherwise changes its capital structure ( a "recapitalization"), the number and class of shares of Common Stock covered by an Option theretofore granted shall be adjusted so that such Option shall thereafter cover the number and class of shares of stock and securities to which the Optionee would have been entitled pursuant to the terms of the recapitalization if, immediately prior to the recapitalization, the Optionee had been the holder of record of the number of shares of Common Stock then covered by such Option, and the purchase price per share shall be adjusted so that the aggregate purchase price under the Option as adjusted shall be the same as the aggregate purchase price of the shares covered by the Option immediately prior to the adjustment.

(d) In the event of a Corporate Change, the Committee, acting in its sole discretion without the consent or approval of any Optionee, shall effect one or more of the following alternatives, which alternatives may vary among individual Optionees and which may vary among Options held by any individual Optionee: (i) accelerate the time at which Options then outstanding may be exercised so that such Options may be exercised in full for a limited period of time on or before a specified date (before or after such Corporate Change) fixed by the Committee, after which specified date all unexercised Options and all rights of Optionees thereunder shall terminate, (ii) require the mandatory surrender to the Company by selected Optionees of some or all of the outstanding Options held by such Optionees (irrespective of whether such Options are then exercisable under the provisions of the Plan) as of a date, before or after such Corporate Change, specified by the Committee, in which event the Committee shall thereupon cancel such Options and pay to each Optionee an amount of cash per share equal to the excess, if any. Of the amount calculated in SubParagraph (e) below (the "Corporate Change Value") of the shares subject to such Option over the exercise price(s) under such Options for such shares, (iii) make such adjustments to Options then outstanding as the Committee deems appropriate to reflect such Corporate Change (provided, however, that the Committee may determine in its sole discretion that no adjustment is necessary to Options then outstanding), or
(iv) provide that the number and class of shares of Common Stock covered by an Option theretofore granted shall be adjusted so that such Option shall thereafter cover the number and class of shares of stock or other securities or property (including, without limitation, cash) to which the Optionee would have been entitled pursuant to the terms of the agreement of merger, consolidation or sale of assets and dissolution if, immediately prior to such merger, consolidation or sale of assets and dissolution, the Optionee had been the holder of record of the number of shares of Common Stock then covered by such Option.

(e) For the purposes of clause (ii) in SubParagraph (d) above, the "Change in Control Value" shall equal the amount determined in clause (i), (ii) or (iii), whichever is applicable, as follows: (i) the per share price offered to stockholders of the Company in any such merger, consolidation, sale of assets or dissolution transaction, (ii) the price per share offered to stockholders of the Company in any tender offer or exchange offer whereby a Corporate Change takes place, or (iii) if such Corporate Change occurs other than pursuant to a tender or exchange offer, the fair market value per share of the shares into which such Options being surrendered are exercisable, as determined by the Committee as of the date determined by the Committee to be the date of cancellation and surrender of such Options. In the event that the consideration offered to stockholders of the Company in any transaction described in





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this SubParagraph (e) or SubParagraph (d) above consists of anything other than cash, the Committee shall determine the fair cash equivalent of the portion of the consideration offered which is other than cash.

         (i) The Committee may provide, either automatically or upon the Optionee's request, for either the purchase of any such Option for an amount of cash equal to the amount that could have been attained upon the exercise of such Option or realization of the Optionee's rights had such Option been currently exercisable or the replacement of such Option with other rights or property selected by the Committee in its sole discretion;

         (ii) The Committee may provide, either by the terms of such Option or by action taken prior to the occurrence of such transaction or event that it cannot be exercised after such event;

         (iii) The Committee may provide, either by the terms of such Option or by action taken prior to the occurrence of such transaction or event, that, for a specified period of time prior to such transaction or event, such Option shall be exercisable as to all shares covered thereby, notwithstanding anything to the contrary in the provisions of such Option;

         (iv) The Committee may provide, either by the terms of such Option or by action taken prior to the occurrence of such transaction or event, that upon such event, such Option be assumed by the successor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options covering the stock of the successor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices;

         (v) The Committee may make adjustments in the number and type of shares of Common Stock (or other securities or property) subject to outstanding Options and/or in the terms and conditions of (including the grant or exercise price), the criteria included in, outstanding Options and Options which may be granted in the future;

         (vi) The Committee may make adjustments to the aggregate number of shares available for the granting of Options under the Plan (and the aggregate number of shares that may be granted to any one individual); and

         (vii) With respect to any adjustment made or other action taken by the Committee pursuant to its power under this SubParagraph, the Committee's determination with regard to the appropriateness, desirability, and/or necessity of such adjustment or action shall be conclusive.


(h) Except as hereinbefore expressly provided, the issuance by the Company of shares of stock of any class or securities convertible into shares of stock of any class, for cash, property, labor or services, upon direct sale, upon the exercise of rights or warrants to subscribe therefore, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, and in any case whether or not for fair value, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Common Stock subject to Options theretofore granted or the purchase price per share, if applicable.


                    IX. AMENDMENT AND TERMINATION OF THE PLAN

     The Board in its discretion may terminate the Plan at any time with respect to any shares of Common Stock for which Options have not theretofore been granted. The Board shall have the right to alter or amend the Plan or any part thereof from time to time; provided that, other than as permitted pursuant to Paragraph VIII, no change in any Option theretofore granted may be made which would materially impair the rights of the Optionee without the consent of the Optionee.

                                X. MISCELLANEOUS

(a) NO RIGHT TO AN OPTION. Neither the adoption of the Plan nor any action of the Board or of the Committee shall be deemed to give an Employee any right to be granted an Option or any other rights hereunder except as may be evidenced by an Option Agreement duly executed on behalf of the Company, and then only to the extent and on the terms and conditions expressly set forth therein. The Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of funds or assets to assure the payment of any Option.



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(b) NO EMPLOYMENT RIGHTS CONFERRED. Nothing contained in the Plan shall (i)
confer upon any Employee any right with respect to continuation of employment with the Company or any subsidiary or (ii) interfere in any way with the right of the Company or any subsidiary to terminate his or her employment relationship at any time.

(c) OTHER LAWS; WITHHOLDING.

         (i) The Company shall not be obligated to issue any Common Stock pursuant to any Option granted under the Plan at any time when the shares covered by such Option have not been registered under the Securities Act of 1933 and such other state and federal laws, rules or regulations as the Company or the Committee deems applicable and, in the opinion of legal counsel for the Company, there is no exemption from the registration requirements of such laws, rules or regulations available for the issuance and sale of such shares. No fractional shares of Common Stock shall be delivered. The Company shall have the right to deduct in connection with all Options any taxes required by law to be withheld and to require any payments required to enable it to satisfy its withholding obligations.

         (ii) The Company shall be entitled to require payment in cash or deduction from other compensation payable to each Optionee of any sums required by applicable tax law to be withheld to satisfy minimum withholding obligations with respect to the exercise of any

         (iii) Option. The Committee may, in its discretion and in satisfaction of the foregoing requirement, allow such Optionee to elect to have the Company withhold shares of Common Stock otherwise issuable under such Option or afterward (or allow the return of shares of Common Stock) having a Fair Market Value equal to the minimum tax sums required to be withheld by the Company.


(d) NO RESTRICTION ON CORPORATE ACTION. Nothing contained in the Plan shall be construed to prevent the Company or any subsidiary from taking any action which is deemed by the Company or such subsidiary to be appropriate or in its best interest, whether or not such action would have an adverse effect on the Plan or any Option made under the Plan. No Employee, beneficiary or other person shall have any claim against the Company or any subsidiary as a result of any such action.

(e) RESTRICTIONS ON TRANSFER. An Option shall not be transferable otherwise than
(i) by will or the laws of descent and distribution, (ii) pursuant to an qualified domestic relations order as defined by the Code of Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder, or (iii) with the consent of the Committee.

(f) GOVERNING LAW. The Plan shall be governed by, and construed in accordance with, the laws of the State of Texas.